Exhibit 99.1

MELLON FINANCIAL CORPORATION

BUSINESS SECTORS

(dollar amounts in millions, averages in billions; presented on an FTE basis)	Institutional Asset Management			Mutual Funds			Private Wealth Management			Asset Servicing
	2003	2002	2001 (a)	2003	2002	2001 (a)	2003	2002	2001 (a)	2003	2002	2001 (a)
Revenue:
Trust and investment fee revenue	$629	$561	$537	$493	$549	$538	$294	$305	$312	$493	$507	$439
Other fee revenue	19	14	9	—	(6)	3	14	15	15	121	132	168
Net interest revenue (expense)	(18)	(29)	(13)	(4)	7	1	223	209	165	82	95	124

Total revenue	630	546	533	489	550	542	531	529	492	696	734	731
Credit quality expense	—	—	—	—	—	—	1	—	1	—	—	—
Operating expense:
Amortization of goodwill	—	—	11	—	—	11	—	—	16	—	—	6
Other expense	509	474	386	320	338	328	293	278	254	541	542	456

Total operating expense	509	474	397	320	338	339	293	278	270	541	542	462

Income from continuing operations before taxes (benefits) and cumulative effect of accounting change	121	72	136	169	212	203	237	251	221	155	192	269
Income taxes (benefits)	43	27	53	60	85	82	84	89	82	55	67	96

Income (loss) from continuing operations before cumulative effect of accounting change	78	45	83	109	127	121	153	162	139	100	125	173
Cumulative effect of accounting change (b)	—	—	—	—	—	—	—	—	—	—	—	—

Income from continuing operations	78	45	83	109	127	121	153	162	139	100	125	173
Income from discontinued operations after-tax (b)	—	—	—	—	—	—	—	—	—	—	—	—

Net income (loss)	$78	$45	$83	$109	$127	$121	$153	$162	$139	$100	$125	$173

Average loans	$—	$—	$—	$—	$—	$—	$2.9	$2.7	$2.3	$—	$—	$—
Average assets (c)	$1.4	$1.2	$0.9	$0.7	$0.7	$0.7	$5.5	$5.0	$4.8	$5.8	$4.7	$4.9
Average deposits	$—	$—	$—	$—	$—	$—	$4.6	$4.4	$4.2	$4.2	$3.4	$3.7
Average common equity	$0.5	$0.2	$0.2	$0.2	$0.4	$0.4	$0.4	$0.2	$0.2	$0.6	$0.5	$0.5
Average Tier I preferred equity	$0.3	$—	$—	$0.1	$—	$—	$0.2	$—	$—	$0.1	$—	$—
Market value of assets under management at period end (in billions)(d)	$466	$373	$390	$143	$164	$152	$48	$44	$50	$—	$—	$—
Market value of assets under administration or custody at period end (in billions)	$20	$13	$6	$—	$—	$—	$23	$18	$21	$2,688	$2,129	$2,029
Return on common equity (e)	17%	20%	37%	47%	31%	34%	36%	77%	61%	18%	26%	36%
Pretax operating margin (e)	19%	13%	26%	35%	38%	38%	45%	48%	45%	22%	26%	37%

(a)	Results for 2001 include the impact of the amortization of goodwill from purchased acquisitions.
(b)	The cumulative effect of accounting change and income from discontinued operations have not been allocated to any of the Corporation’s reportable sectors.
(c)	Where average deposits are in excess of average loans, average assets include an allocation of investment securities equal to such excess.
(d)	Reflects the change of investment advisor and subsequent transfer of Securities Lending assets from the Asset Servicing sector to the Institutional Asset Management sector. Prior period data has been restated. Fees earned on these assets are reported in Trust and investment fee revenue in the Asset Servicing sector, consistent with prior disclosures.
(e)	On a continuing operations basis.

n/m - not meaningful

Note:	Prior periods sector data reflects immaterial reclassifications resulting from minor changes to be consistent with current period presentation.

MELLON FINANCIAL CORPORATION

BUSINESS SECTORS

(dollar amounts in millions, averages in billions; presentedon an FTE basis)	Human Resources & Investor Solutions			Treasury Services			Total Core Sectors			Other Activity			Consolidated Results
	2003	2002	2001 (a)	2003	2002	2001 (a)	2003	2002	2001 (a)	2003	2002	2001 (a)	2003	2002	2001 (a)
Revenue:
Trust and investment fee revenue	$980	$1,058	$733	$9	$8	$7	$2,898	$2,988	$2,566	$(1)	$—	$(11)	$2,897	$2,988	$2,555
Other fee revenue (b)	(2)	2	(6)	367	345	325	519	502	514	259	207	(288)	778	709	226
Net interest revenue (expense) (c)	3	(25)	(12)	399	440	376	685	697	641	(99)	(75)	(59)	586	622	582

Total revenue	981	1,035	715	775	793	708	4,102	4,187	3,721	159	132	(358)	4,261	4,319	3,363
Credit quality expense	—	—	—	6	6	2	7	6	3	—	166	(7)	7	172	(4)
Operating expense:
Amortization of goodwill	—	—	11	—	—	13	—	—	68	—	—	5	—	—	73
Other expense	1,019	983	664	430	429	402	3,112	3,044	2,490	95	62	82	3,207	3,106	2,572

Total operating expense	1,019	983	675	430	429	415	3,112	3,044	2,558	95	62	87	3,207	3,106	2,645

Income from continuing operations before taxes (benefits) and cumulative effect of accounting change	(38)	52	40	339	358	291	983	1,137	1,160	64	(96)	(438)	1,047	1,041	722
Income taxes (benefits) (d)	(16)	17	16	120	127	105	346	412	434	24	(34)	(147)	370	378	287

Income (loss) from continuing operations before cumulative effect of accounting change	(22)	35	24	219	231	186	637	725	726	40	(62)	(291)	677	663	435
Cumulative effect of accounting change (e)	—	—	—	—	—	—	—	—	—	(7)	—	—	(7)	—	—

Income from continuing operations	(22)	35	24	219	231	186	637	725	726	33	(62)	(291)	670	663	435
Income from discontinued operations after-tax (e)	—	—	—	—	—	—	—	—	—	—	—	—	31	19	883

Net income (loss)	$(22)	$35	$24	$219	$231	$186	$637	$725	$726	$33	$(62)	$(291)	$701	$682	$1,318

Average loans	$—	$—	$—	$3.5	$5.3	$5.6	$6.4	$8.0	$7.9	$1.3	$1.4	$1.9	$7.7	$9.4	$9.8
Average assets (f)(g)	$1.8	$1.4	$0.9	$10.9	$11.2	$9.9	$26.1	$24.2	$22.1	$7.4	$8.6	$10.6	$33.9	$33.7	$45.5
Average deposits	$0.4	$0.1	$0.1	$9.3	$9.8	$8.6	$18.5	$17.7	$16.6	$1.0	$1.3	$1.0	$19.5	$19.0	$17.6
Average common equity	$0.4	$0.3	$0.2	$1.1	$1.0	$0.8	$3.2	$2.6	$2.3	$0.3	$0.8	$1.4	$3.5	$3.4	$3.7
Average Tier I preferred equity	$0.2	$—	$—	$0.1	$0.2	$0.2	$1.0	$0.2	$0.2	$—	$0.8	$0.8	$1.0	$1.0	$1.0
Market value of assets under management at period end (in billions)	$—	$—	$—	$—	$—	$—	$657	$581	$592	$—	$—	$—	$657	$581	$592
Market value of assets under administration or custody at period end (in billions)	$114	$116	$26	$—	$—	$—	$2,845	$2,276	$2,082	$—	$—	$—	$2,845	$2,276	$2,082
Return on common equity (h)	-5%	13%	15%	20%	23%	22%	20%	28%	32%	n/m	n/m	n/m	19%	20%	12%
Pretax operating margin (h)	-4%	5%	6%	44%	45%	41%	24%	27%	31%	n/m	n/m	n/m	25%	24%	21%

(a)	Results for 2001 include the impact of the amortization of goodwill from purchased acquisitions.
(b)	Consolidated results include FTE impact of $42 million, $43 million and $40 million for 2003, 2002 and 2001, respectively.
(c)	Consolidated results include FTE impact of $17 million, $12 million and $8 million for 2003, 2002 and 2001, respectively.
(d)	Consolidated results include FTE impact of $59 million, $55 million and $48 million for 2003, 2002 and 2001, respectively.
(e)	The cumulative effect of accounting change and income from discontinued operations have not been allocated to any of the Corporation’s reportable sectors.
(f)	Where average deposits are in excess of average loans, average assets include an allocation of investment securities equal to such excess.
(g)	Consolidated average assets includes average assets of discontinued operations (including assets of the fixed income trading business) of $0.4 billion, $0.9 billion and $12.8 billion for 2003, 2002 and 2001, respectively.
(h)	On a continuing operations basis.

n/m - not meaningful

Note:	In December 2003, the Corporation sold the fixed income trading business of Mellon Investor Services, which had been a part of the Human Resources & Investor Solutions (HR&IS) sector. The results of this business have been removed from the HR&IS sector and accounted for as discontinued operations. And, as a consequence of the repositioning of the HR&IS sector, the results of its online financial planning and advice services were moved from the HR&IS sector to Other Activity; and based on the actions taken by the Bureau of Public Debt that will result in a significant reduction in merchant card activity, the Corporation’s merchant card business was moved from the Treasury Services sector to Other Activity. Prior periods have been reclassified.
Also, prior periods sector data reflects other immaterial reclassifications resulting from minor changes to be consistent with current period presentation.

MELLON FINANCIAL CORPORATION

BUSINESS SECTORS

INSTITUTIONAL ASSET MANAGEMENT - 12 Quarter Trend

(dollar amounts in millions, averages in billions; presented on an FTE basis)	2001 (a)				2002				2003
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr
Revenue:
Trust and investment fee revenue	$124	$122	$129	$162	$150	$136	$130	$145	$122	$143	$149	$215
Other fee revenue	(1)	3	5	2	4	2	1	7	4	3	6	6
Net interest revenue (expense)	(1)	(1)	(6)	(5)	(7)	(7)	(8)	(7)	(4)	(4)	(6)	(4)

Total revenue	122	124	128	159	147	131	123	145	122	142	149	217
Credit quality expense	—	—	—	—	—	—	—	—	—	—	—	—
Operating expense:
Amortization of goodwill	3	3	2	3	—	—	—	—	—	—	—	—
Other expense	87	83	98	118	117	109	112	136	114	115	121	159

Total operating expense	90	86	100	121	117	109	112	136	114	115	121	159

Income from continuing operations before taxes (benefits) and cumulative effect of accounting change	32	38	28	38	30	22	11	9	8	27	28	58
Income taxes (benefits)	12	15	12	14	11	9	4	3	3	10	10	20

Income (loss) from continuing operations before cumulative effect of accounting change	20	23	16	24	19	13	7	6	5	17	18	38
Cumulative effect of accounting change (b)	—	—	—	—	—	—	—	—	—	—	—	—

Income from continuing operations	20	23	16	24	19	13	7	6	5	17	18	38
Income from discontinued operations after-tax (b)	—	—	—	—	—	—	—	—	—	—	—	—

Net income (loss)	$20	$23	$16	$24	$19	$13	$7	$6	$5	$17	$18	$38

Average loans	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Average assets (c)	$0.7	$0.8	$1.0	$1.1	$1.2	$1.2	$1.3	$1.3	$1.4	$1.4	$1.4	$1.4
Average deposits	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Average common equity	$0.2	$0.2	$0.2	$0.2	$0.2	$0.2	$0.2	$0.2	$0.5	$0.5	$0.5	$0.5
Average Tier I preferred equity	$—	$—	$—	$—	$—	$—	$—	$—	$0.3	$0.3	$0.3	$0.3
Market value of assets under management at period end (in billions)(d)	$350	$361	$370	$390	$395	$377	$357	$373	$372	$409	$433	$466
Market value of assets under administration or custody at period end (in billions)	$—	$—	$—	$6	$7	$7	$7	$13	$13	$14	$17	$20
Return on common equity (e)(f)	40%	44%	29%	40%	32%	24%	13%	11%	4%	15%	15%	30%
Pretax operating margin (e)	27%	30%	22%	24%	20%	17%	9%	6%	6%	19%	19%	27%

(a)	Results for 2001 include the impact of the amortization of goodwill from purchase acquisitions.
(b)	The cumulative effect of accounting change and income from discontinued operations have not been allocated to any of the Corporation’s reportable sectors.
(c)	Where average deposits are in excess of average loans, average assets include an allocation of investment securities equal to such excess.
(d)	Reflects the change of investment advisor and subsequent transfer of Securities Lending assets from the Asset Servicing sector to the Institutional Asset Management sector. Prior period data has been restated. Fees earned on these assets are reported in Trust and investment fee revenue in the Asset Servicing sector, consistent with prior disclosures.
(e)	On a continuing operations basis.
(f)	Ratios are annualized.

n/m - not meaningful

Note:	Prior periods sector data reflects immaterial reclassifications resulting from minor changes to be consistent with current period presentation.

MELLON FINANCIAL CORPORATION

BUSINESS SECTORS

MUTUAL FUNDS - 12 Quarter Trend

(dollar amounts in millions, averages in billions; presented on an FTE basis)	2001 (a)				2002				2003
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr
Revenue:
Trust and investment fee revenue	$128	$126	$140	$144	$142	$143	$135	$129	$124	$122	$123	$124
Other fee revenue	2	2	—	(1)	(2)	—	(2)	(2)	—	—	(1)	1
Net interest revenue (expense)	(1)	1	—	1	2	1	2	2	(2)	(1)	—	(1)

Total revenue	129	129	140	144	142	144	135	129	122	121	122	124
Credit quality expense	—	—	—	—	—	—	—	—	—	—	—	—
Operating expense:
Amortization of goodwill	2	4	2	3	—	—	—	—	—	—	—	—
Other expense	79	73	84	92	84	86	83	85	77	79	80	84

Total operating expense	81	77	86	95	84	86	83	85	77	79	80	84

Income from continuing operations before taxes (benefits) and cumulative effect of accounting change	48	52	54	49	58	58	52	44	45	42	42	40
Income taxes (benefits)	20	21	22	19	24	23	22	16	16	15	15	14

Income (loss) from continuing operations before cumulative effect of accounting change	28	31	32	30	34	35	30	28	29	27	27	26
Cumulative effect of accounting change (b)	—	—	—	—	—	—	—	—	—	—	—	—

Income from continuing operations	28	31	32	30	34	35	30	28	29	27	27	26
Income from discontinued operations after-tax (b)	—	—	—	—	—	—	—	—	—	—	—	—

Net income (loss)	$28	$31	$32	$30	$34	$35	$30	$28	$29	$27	$27	$26

Average loans	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Average assets (c)	$0.7	$0.6	$0.6	$0.7	$0.7	$0.7	$0.7	$0.7	$0.7	$0.7	$0.6	$0.6
Average deposits	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Average common equity	$0.4	$0.4	$0.4	$0.4	$0.4	$0.4	$0.4	$0.4	$0.2	$0.2	$0.2	$0.2
Average Tier I preferred equity	$—	$—	$—	$—	$—	$—	$—	$—	$0.1	$0.1	$0.1	$0.1
Market value of assets under management at period end (in billions)	$120	$133	$131	$152	$164	$164	$162	$164	$152	$157	$146	$143
Market value of assets under administration or custody at period end (in billions)	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Return on common equity (d)(e)	34%	36%	34%	33%	36%	34%	29%	26%	51%	47%	47%	44%
Pretax operating margin (d)	37%	41%	38%	35%	41%	40%	39%	34%	37%	35%	34%	32%

(a)	Results for 2001 include the impact of the amortization of goodwill from purchase acquisitions.
(b)	The cumulative effect of accounting change and income from discontinued operations have not been allocated to any of the Corporation’s reportable sectors.
(c)	Where average deposits are in excess of average loans, average assets include an allocation of investment securities equal to such excess.
(d)	On a continuing operations basis.
(e)	Ratios are annualized.

n/m - not meaningful

Note:	Prior periods sector data reflects immaterial reclassifications resulting from minor changes to be consistent with current period presentation.

MELLON FINANCIAL CORPORATION

BUSINESS SECTORS

PRIVATE WEALTH MANAGEMENT - 12 Quarter Trend

(dollar amounts in millions, averages in billions; presented on an FTE basis)	2001 (a)				2002				2003
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr
Revenue:
Trust and investment fee revenue	$81	$81	$80	$70	$80	$79	$75	$71	$70	$69	$75	$80
Other fee revenue	3	3	2	7	4	1	5	5	3	4	3	4
Net interest revenue (expense)	34	38	44	49	54	54	52	49	58	59	55	51

Total revenue	118	122	126	126	138	134	132	125	131	132	133	135
Credit quality expense	—	—	—	1	1	—	(1)	—	—	—	—	1
Operating expense:
Amortization of goodwill	4	3	5	4	—	—	—	—	—	—	—	—
Other expense	60	63	62	69	70	66	68	74	68	73	76	76

Total operating expense	64	66	67	73	70	66	68	74	68	73	76	76

Income from continuing operations before taxes (benefits) and cumulative effect of accounting change	54	56	59	52	67	68	65	51	63	59	57	58
Income taxes (benefits)	21	21	22	18	24	25	23	17	22	21	20	21

Income (loss) from continuing operations before cumulative effect of accounting change	33	35	37	34	43	43	42	34	41	38	37	37
Cumulative effect of accounting change (b)	—	—	—	—	—	—	—	—	—	—	—	—

Income from continuing operations	33	35	37	34	43	43	42	34	41	38	37	37
Income from discontinued operations after-tax (b)	—	—	—	—	—	—	—	—	—	—	—	—

Net income (loss)	$33	$35	$37	$34	$43	$43	$42	$34	$41	$38	$37	$37

Average loans	$2.4	$2.3	$2.4	$2.4	$2.5	$2.7	$2.8	$2.7	$2.7	$2.8	$2.9	$3.1
Average assets (c)	$4.8	$4.7	$4.6	$5.2	$5.1	$5.0	$4.8	$5.0	$5.4	$5.5	$5.5	$5.6
Average deposits	$4.2	$4.0	$3.9	$4.6	$4.5	$4.4	$4.3	$4.5	$4.6	$4.6	$4.6	$4.7
Average common equity	$0.2	$0.2	$0.2	$0.2	$0.2	$0.2	$0.2	$0.2	$0.4	$0.4	$0.4	$0.5
Average Tier I preferred equity	$—	$—	$—	$—	$—	$—	$—	$—	$0.2	$0.2	$0.2	$0.2
Market value of total client assets at period end (in billions)	$84	$79	$71	$74	$74	$70	$64	$66	$64	$69	$71	$75
Return on common equity (d)(e)	59%	63%	66%	59%	84%	82%	78%	65%	39%	36%	35%	34%
Pretax operating margin (d)	46%	46%	47%	41%	48%	51%	49%	41%	48%	45%	43%	43%

(a)	Results for 2001 include the impact of the amortization of goodwill from purchase acquisitions.
(b)	The cumulative effect of accounting change and income from discontinued operations have not been allocated to any of the Corporation’s reportable sectors.
(c)	Where average deposits are in excess of average loans, average assets include an allocation of investment securities equal to such excess.
(d)	On a continuing operations basis.
(e)	Ratios are annualized.

n/m - not meaningful

Note:	Prior periods sector data reflects immaterial reclassifications resulting from minor changes to be consistent with current period presentation.

MELLON FINANCIAL CORPORATION

BUSINESS SECTORS

ASSET SERVICING - 12 Quarter Trend

(dollar amounts in millions, averages in billions; presented on an FTE basis)	2001 (a)				2002				2003
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr
Revenue:
Trust and investment fee revenue	$106	$116	$102	$115	$122	$134	$127	$124	$116	$127	$120	$130
Other fee revenue	47	43	38	40	31	35	38	28	33	21	37	30
Net interest revenue (expense)	31	27	31	35	28	24	22	21	20	23	21	18

Total revenue	184	186	171	190	181	193	187	173	169	171	178	178
Credit quality expense	—	—	—	—	—	—	—	—	—	—	—	—
Operating expense:
Amortization of goodwill	1	2	1	2	—	—	—	—	—	—	—	—
Other expense	110	111	109	126	129	135	138	140	128	128	138	147

Total operating expense	111	113	110	128	129	135	138	140	128	128	138	147

Income from continuing operations before taxes (benefits) and cumulative effect of accounting change	73	73	61	62	52	58	49	33	41	43	40	31
Income taxes (benefits)	27	26	22	21	18	21	18	10	15	15	14	11

Income (loss) from continuing operations before cumulative effect of accounting change	46	47	39	41	34	37	31	23	26	28	26	20
Cumulative effect of accounting change (b)	—	—	—	—	—	—	—	—	—	—	—	—

Income from continuing operations	46	47	39	41	34	37	31	23	26	28	26	20
Income from discontinued operations after-tax (b)	—	—	—	—	—	—	—	—	—	—	—	—

Net income (loss)	$46	$47	$39	$41	$34	$37	$31	$23	$26	$28	$26	$20

Average loans	$—	$—	$—	$—	$—	$—	$—	$—	$—	$0.1	$—	$—
Average assets (c)	$5.3	$4.6	$4.9	$4.9	$4.5	$4.6	$4.9	$4.8	$5.4	$5.7	$6.1	$6.2
Average deposits	$3.9	$3.3	$3.8	$3.7	$3.2	$3.4	$3.4	$3.4	$3.5	$4.2	$4.5	$4.6
Average common equity	$0.4	$0.4	$0.4	$0.5	$0.4	$0.5	$0.4	$0.5	$0.5	$0.6	$0.6	$0.6
Average Tier I preferred equity	$—	$—	$—	$—	$—	$—	$—	$—	$0.1	$0.1	$0.1	$0.1
Market value of security lending assets at period end (in billions)(d)	$44	$43	$39	$41	$45	$43	$44	$41	$45	$51	$53	$55
Market value of assets under administration or custody at period end (in billions)	$2,193	$2,243	$2,030	$2,029	$2,162	$2,066	$2,071	$2,129	$2,157	$2,369	$2,463	$2,688
Return on common equity (e)(f)	40%	39%	32%	33%	29%	32%	26%	18%	21%	19%	18%	13%
Pretax operating margin (e)	40%	39%	36%	32%	29%	30%	26%	19%	25%	25%	22%	18%

(a)	Results for 2001 include the impact of the amortization of goodwill from purchase acquisitions.
(b)	The cumulative effect of accounting change and income from discontinued operations have not been allocated to any of the Corporation’s reportable sectors.
(c)	Where average deposits are in excess of average loans, average assets include an allocation of investment securities equal to such excess.
(d)	Included as assets under management in the Institutional Asset Management sector. Fees earned on these assets are reported in Trust and investment fee revenue in the Asset Servicing sector, consistent with prior disclosures.
(e)	On a continuing operations basis.
(f)	Ratios are annualized.

n/m - not meaningful

Note:	Prior periods sector data reflects immaterial reclassifications resulting from minor changes to be consistent with current period presentation.

MELLON FINANCIAL CORPORATION

BUSINESS SECTORS

HUMAN RESOURCES & INVESTOR SOLUTIONS - 12 Quarter Trend

(dollar amounts in millions, averages in billions; presented on an FTE basis)	2001 (a)				2002				2003
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr (f)	4th Qtr
Revenue:
Trust and investment fee revenue	$181	$193	$179	$180	$279	$275	$241	$263	$248	$253	$239	$240
Other fee revenue	(1)	(1)	(2)	(2)	(3)	—	5	—	—	(2)	—	—
Net interest revenue (expense)	(2)	(3)	(4)	(3)	(7)	(6)	(6)	(6)	(4)	—	2	5

Total revenue	178	189	173	175	269	269	240	257	244	251	241	245
Credit quality expense	—	—	—	—	—	—	—	—	—	—	—	—
Operating expense:
Amortization of goodwill	2	4	3	2	—	—	—	—	—	—	—	—
Other expense	160	169	164	171	247	252	240	244	243	254	285	237

Total operating expense	162	173	167	173	247	252	240	244	243	254	285	237

Income from continuing operations before taxes (benefits) and cumulative effect of accounting change	16	16	6	2	22	17	—	13	1	(3)	(44)	8
Income taxes (benefits)	6	6	3	1	8	5	—	4	—	(2)	(17)	3

Income (loss) from continuing operations before cumulative effect of accounting change	10	10	3	1	14	12	—	9	1	(1)	(27)	5
Cumulative effect of accounting change (b)	—	—	—	—	—	—	—	—	—	—	—	—

Income from continuing operations	10	10	3	1	14	12	—	9	1	(1)	(27)	5
Income from discontinued operations after-tax (b)	—	—	—	—	—	—	—	—	—	—	—	—

Net income (loss)	$10	$10	$3	$1	$14	$12	$—	$9	$1	$(1)	$(27)	$5

Average loans	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Average assets (c)	$0.9	$0.9	$0.9	$0.9	$1.3	$1.3	$1.5	$1.5	$1.7	$1.7	$1.7	$1.8
Average deposits	$0.1	$0.1	$0.1	$0.1	$0.1	$0.1	$0.1	$0.1	$0.1	$0.3	$0.4	$0.6
Average common equity	$0.2	$0.2	$0.2	$0.2	$0.3	$0.3	$0.3	$0.3	$0.4	$0.4	$0.4	$0.4
Average Tier I preferred equity	$—	$—	$—	$—	$—	$—	$—	$—	$0.2	$0.2	$0.2	$0.2
Market value of assets under management at period end (in billions)	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Market value of assets under administration or custody at period end (in billions)	$27	$28	$26	$26	$135	$121	$114	$116	$112	$107	$110	$114
Return on common equity (d)(e)	23%	25%	8%	2%	21%	16%	1%	13%	1%	0%	-25%	4%
Pretax operating margin (d)	9%	9%	3%	1%	8%	6%	0%	5%	0%	-1%	-18%	3%

(a)	Results for 2001 include the impact of the amortization of goodwill from purchase acquisitions.
(b)	The cumulative effect of accounting change and income from discontinued operations have not been allocated to any of the Corporation’s reportable sectors.
(c)	Where average deposits are in excess of average loans, average assets include an allocation of investment securities equal to such excess.
(d)	On a continuing operations basis.
(e)	Ratios are annualized.
(f)	The third quarter of 2003 includes charges of $47 million associated with severance ($29 million), software and fixed asset write-downs ($15 million) and other expenses ($3 million).

n/m - not meaningful

Note:	In December 2003, the Corporation sold the fixed income trading business of Mellon Investor Services, which had been a part of the Human Resources & Investor Solutions (HR&IS) sector. The results of this business have been removed from the HR&IS sector and accounted for as discontinued operations. And, as a consequence of the repositioning of the HR&IS sector, the results of its online financial planning and advice services were moved from the HR&IS sector to Other Activity. Prior periods have been reclassified.
Also, prior periods sector data reflects other immaterial reclassifications resulting from minor changes to be consistent with current period presentation.

MELLON FINANCIAL CORPORATION

BUSINESS SECTORS

TREASURY SERVICES - 12 Quarter Trend

(dollar amounts in millions, averages in billions; presented on an FTE basis)	2001 (a)				2002				2003
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr
Revenue:
Trust and investment fee revenue	$1	$2	$2	$2	$2	$2	$2	$2	$2	$3	$1	$3
Other fee revenue	75	83	82	85	82	84	90	89	87	87	100	93
Net interest revenue (expense)	91	93	102	90	108	114	114	104	109	108	97	85

Total revenue	167	178	186	177	192	200	206	195	198	198	198	181
Credit quality expense	1	—	1	—	1	—	2	3	4	—	1	1
Operating expense:
Amortization of goodwill	4	2	3	4	—	—	—	—	—	—	—	—
Other expense	96	103	100	103	104	105	106	114	106	104	111	109

Total operating expense	100	105	103	107	104	105	106	114	106	104	111	109

Income from continuing operations before taxes (benefits) and cumulative effect of accounting change	66	73	82	70	87	95	98	78	88	94	86	71
Income taxes (benefits)	24	27	30	24	31	34	35	27	31	33	31	25

Income (loss) from continuing operations before cumulative effect of accounting change	42	46	52	46	56	61	63	51	57	61	55	46
Cumulative effect of accounting change (b)	—	—	—	—	—	—	—	—	—	—	—	—

Income from continuing operations	42	46	52	46	56	61	63	51	57	61	55	46
Income from discontinued operations after-tax (b)	—	—	—	—	—	—	—	—	—	—	—	—

Net income (loss)	$42	$46	$52	$46	$56	$61	$63	$51	$57	$61	$55	$46

Average loans	$5.9	$5.7	$5.3	$5.4	$5.3	$5.5	$5.4	$5.1	$4.0	$3.7	$3.4	$3.1
Average assets (c)	$10.4	$9.7	$9.7	$9.7	$9.8	$9.3	$12.5	$13.2	$14.1	$10.1	$10.4	$9.1
Average deposits	$9.0	$8.3	$8.6	$8.7	$8.5	$8.0	$11.0	$11.8	$12.3	$8.5	$8.8	$7.6
Average common equity	$0.9	$0.9	$0.8	$0.8	$1.1	$1.0	$1.1	$0.9	$1.2	$1.1	$1.1	$1.0
Average Tier I preferred equity	$0.3	$0.3	$0.2	$0.2	$0.2	$0.2	$0.2	$0.2	$0.1	$0.1	$0.1	$0.1
Market value of assets under management at period end (in billions)	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Market value of assets under administration or custody at period end (in billions)	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Return on common equity (d)(e)	18%	21%	27%	24%	22%	24%	24%	21%	19%	22%	20%	18%
Pretax operating margin (d)	40%	41%	44%	39%	46%	47%	48%	39%	45%	47%	43%	39%

(a)	Results for 2001 include the impact of the amortization of goodwill from purchase acquisitions.
(b)	The cumulative effect of accounting change and income from discontinued operations have not been allocated to any of the Corporation’s reportable sectors.
(c)	Where average deposits are in excess of average loans, average assets include an allocation of investment securities equal to such excess.
(d)	On a continuing operations basis.
(e)	Ratios are annualized.

n/m - not meaningful

Note:	In the fourth quarter of 2003, based on the actions taken by the Bureau of Public Debt that will result in a significant reduction in merchant card activity, the Corporation’s merchant card business was moved from the Treasury Services sector to Other Activity. Prior periods have been reclassified.
Also, prior periods sector data reflects other immaterial reclassifications resulting from minor changes to be consistent with current period presentation.

MELLON FINANCIAL CORPORATION

BUSINESS SECTORS

TOTAL CORE SECTORS - 12 Quarter Trend

(dollar amounts in millions, averages in billions; presented on an FTE basis)	2001 (a)				2002				2003
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr (f)	4th Qtr
Revenue:
Trust and investment fee revenue	$621	$640	$632	$673	$775	$769	$710	$734	$682	$717	$707	$792
Other fee revenue	125	133	125	131	116	122	137	127	127	113	145	134
Net interest revenue (expense)	152	155	167	167	178	180	176	163	177	185	169	154

Total revenue	898	928	924	971	1,069	1,071	1,023	1,024	986	1,015	1,021	1,080
Credit quality expense	1	—	1	1	2	—	1	3	4	—	1	2
Operating expense:
Amortization of goodwill	16	18	16	18	—	—	—	—	—	—	—	—
Other expense	592	602	617	679	751	753	747	793	736	753	811	812

Total operating expense	608	620	633	697	751	753	747	793	736	753	811	812

Income from continuing operations before taxes (benefits) and cumulative effect of accounting change	289	308	290	273	316	318	275	228	246	262	209	266
Income taxes (benefits)	110	116	111	97	116	117	102	77	87	92	73	94

Income (loss) from continuing operations before cumulative effect of accounting change	179	192	179	176	200	201	173	151	159	170	136	172
Cumulative effect of accounting change (b)	—	—	—	—	—	—	—	—	—	—	—	—

Income from continuing operations	179	192	179	176	200	201	173	151	159	170	136	172
Income from discontinued operations after-tax (b)	—	—	—	—	—	—	—	—	—	—	—	—

Net income (loss)	$179	$192	$179	$176	$200	$201	$173	$151	$159	$170	$136	$172

Average loans	$8.3	$8.0	$7.7	$7.8	$7.8	$8.2	$8.2	$7.8	$6.7	$6.6	$6.3	$6.2
Average assets (c)	$22.8	$21.3	$21.7	$22.5	$22.6	$22.1	$25.7	$26.5	$28.7	$25.1	$25.7	$24.7
Average deposits	$17.2	$15.7	$16.4	$17.1	$16.3	$15.9	$18.8	$19.8	$20.5	$17.6	$18.3	$17.5
Average common equity	$2.3	$2.3	$2.2	$2.3	$2.6	$2.6	$2.6	$2.5	$3.2	$3.2	$3.2	$3.2
Average Tier I preferred equity	$0.3	$0.3	$0.2	$0.2	$0.2	$0.2	$0.2	$0.2	$1.0	$1.0	$1.0	$1.0
Market value of assets under management at period end (in billions)	$520	$546	$547	$592	$610	$588	$562	$581	$566	$612	$625	$657
Market value of assets under administration or custody at period end (in billions)	$2,251	$2,295	$2,077	$2,082	$2,324	$2,213	$2,209	$2,276	$2,300	$2,510	$2,611	$2,845
Return on common equity (d)(e)	31%	33%	32%	31%	31%	31%	26%	24%	20%	21%	17%	21%
Pretax operating margin (d)	32%	33%	31%	28%	30%	30%	27%	22%	25%	26%	20%	25%

(a)	Results for 2001 include the impact of the amortization of goodwill from purchase acquisitions.
(b)	The cumulative effect of accounting change and income from discontinued operations have not been allocated to any of the Corporation’s reportable sectors.
(c)	Where average deposits are in excess of average loans, average assets include an allocation of investment securities equal to such excess.
(d)	On a continuing operations basis.
(e)	Ratios are annualized.
(f)	The third quarter included charges of $47 million associated with severance ($29 million), software and fixed asset write-downs ($15 million) and other expenses ($3 million).

n/m - not meaningful

Note:	In December 2003, the Corporation sold the fixed income trading business of Mellon Investor Services, which had been a part of the Human Resources & Investor Solutions (HR&IS) sector. The results of this business have been removed from the HR&IS sector and accounted for as discontinued operations. And, as a consequence of the repositioning of the HR&IS sector, the results of its online financial planning and advice services were moved from the HR&IS sector to Other Activity; and based on the actions taken by the Bureau of Public Debt that will result in a significant reduction in merchant card activity, the Corporation’s merchant card business was moved from the Treasury Services sector to Other Activity. Prior periods have been reclassified.
Also, prior periods sector data reflects other immaterial reclassifications resulting from minor changes to be consistent with current period presentation.

MELLON FINANCIAL CORPORATION

BUSINESS SECTORS

OTHER ACTIVITY - 12 Quarter Trend

(dollar amounts in millions, averages in billions; presented on an FTE basis)	2001 (a)				2002				2003
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th qtr
Revenue:
Trust and investment fee revenue	$(3)	$(2)	$(3)	$(3)	$—	$(1)	$—	$1	$—	$—	$—	$(1)
Other fee revenue	44	(110)	17	(239)	57	40	37	73	49	52	78	80
Net interest revenue (expense)	(10)	(17)	(19)	(13)	(19)	(25)	(17)	(14)	(19)	(18)	(32)	(30)

Total revenue	31	(129)	(5)	(255)	38	14	20	60	30	34	46	49
Credit quality expense	(16)	1	4	4	2	160	1	3	—	3	(1)	(2)
Operating expense:
Amortization of goodwill	2	—	2	1	—	—	—	—	—	—	—	—
Other expense	13	7	(11)	73	17	2	4	39	18	25	21	31

Total operating expense	15	7	(9)	74	17	2	4	39	18	25	21	31

Income from continuing operations before taxes (benefits) and cumulative effect of accounting change	32	(137)	—	(333)	19	(148)	15	18	12	6	26	20
Income taxes (benefits)	12	(47)	—	(112)	8	(53)	5	6	5	3	9	7

Income (loss) from continuing operations before cumulative effect of accounting change	20	(90)	—	(221)	11	(95)	10	12	7	3	17	13
Cumulative effect of accounting change (b)	—	—	—	—	—	—	—	—	(7)	—	—	—

Income from continuing operations	20	(90)	—	(221)	11	(95)	10	12	—	3	17	13
Income from discontinued operations after-tax (b)	—	—	—	—	—	—	—	—	—	—	—	—

Net income (loss)	$20	$(90)	$—	$(221)	$11	$(95)	$10	$12	$—	$3	$17	$13

Average loans	$2.0	$2.1	$1.9	$1.6	$1.3	$1.5	$1.6	$1.4	$1.5	$1.3	$1.1	$1.1
Average assets (c)	$8.2	$9.4	$12.8	$12.0	$9.0	$10.4	$8.0	$7.2	$6.1	$8.8	$7.3	$7.5
Average deposits	$1.1	$1.0	$0.9	$0.8	$1.2	$2.0	$1.1	$0.9	$0.9	$1.5	$0.9	$0.9
Average common equity	$1.7	$1.4	$1.2	$1.5	$0.9	$0.8	$0.7	$0.8	$0.2	$0.4	$0.3	$0.4
Average Tier I preferred equity	$0.7	$0.7	$0.8	$0.8	$0.8	$0.8	$0.8	$0.8	$—	$—	$—	$—
Market value of assets under management at period end (in billions)	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Market value of assets under administration or custody at period end (in billions)	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Return on common equity (d)(e)	n/m	n/m	n/m	n/m	n/m	n/m	n/m	n/m	n/m	n/m	n/m	n/m
Pretax operating margin (d)	n/m	n/m	n/m	n/m	n/m	n/m	n/m	n/m	n/m	n/m	n/m	n/m

(a)	Results for 2001 include the impact of the amortization of goodwill from purchase acquisitions.
(b)	The cumulative effect of accounting change and income from discontinued operations have not been allocated to any of the Corporation’s reportable sectors.
(c)	Where average deposits are in excess of average loans, average assets include an allocation of investment securities equal to such excess.
(d)	On a continuing operations basis.
(e)	Ratios are annualized.

n/m - not meaningful

Note:	As a consequence of the repositioning of the Human Resources & Investor Solutions (HR&IS) sector, the results of its online financial planning and advice services were moved from the HR&IS sector to Other Activity and based on the actions taken by the Bureau of Public Debt that will result in a significant reduction in merchant card activity, the Corporation’s merchant card business was moved from the Treasury Services sector to Other Activity. Prior periods have been reclassified.
Also, prior periods sector data reflects other immaterial reclassifications resulting from minor changes to be consistent with current period presentation.

MELLON FINANCIAL CORPORATION

BUSINESS SECTORS

CONSOLIDATED RESULTS - 12 Quarter Trend

(dollar amounts in millions, averages in billions; presented on an FTE basis)	2001 (a)				2002				2003
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr (g)	4th Qtr
Revenue:
Trust and investment fee revenue	$618	$638	$629	$670	$775	$768	$710	$735	$682	$717	$707	$791
Other fee revenue	169	23	142	(108)	173	162	174	200	176	165	223	214
Net interest revenue (expense)	142	138	148	154	159	155	159	149	158	167	137	124

Total revenue	929	799	919	716	1,107	1,085	1,043	1,084	1,016	1,049	1,067	1,129
Credit quality expense	(15)	1	5	5	4	160	2	6	4	3	—	—
Operating expense:
Amortization of goodwill	18	18	18	19	—	—	—	—	—	—	—	—
Other expense	605	609	606	752	768	755	751	832	754	778	832	843

Total operating expense	623	627	624	771	768	755	751	832	754	778	832	843

Income from continuing operations before taxes (benefits) and cumulative effect of accounting change	321	171	290	(60)	335	170	290	246	258	268	235	286
Income taxes (benefits)	122	69	111	(15)	124	64	107	83	92	95	82	101

Income (loss) from continuing operations before cumulative effect of accounting change	199	102	179	(45)	211	106	183	163	166	173	153	185
Cumulative effect of accounting change (b)	—	—	—	—	—	—	—	—	(7)	—	—	—

Income from continuing operations	199	102	179	(45)	211	106	183	163	159	173	153	185
Income from discontinued operations after-tax (b)	65	(47)	13	852	5	3	8	3	2	2	28	(1)

Net income (loss)	$264	$55	$192	$807	$216	$109	$191	$166	$161	$175	$181	$184

Average loans	$10.3	$10.1	$9.6	$9.4	$9.1	$9.7	$9.8	$9.2	$8.2	$7.9	$7.4	$7.3
Average assets (c)(d)	$48.2	$45.8	$45.5	$42.5	$33.0	$33.4	$34.2	$34.2	$35.3	$34.3	$33.4	$32.5
Average deposits	$18.3	$16.7	$17.3	$17.9	$17.5	$17.9	$19.9	$20.7	$21.4	$19.1	$19.2	$18.4
Average common equity	$4.0	$3.7	$3.4	$3.8	$3.5	$3.4	$3.3	$3.3	$3.4	$3.6	$3.5	$3.6
Average Tier I preferred equity	$1.0	$1.0	$1.0	$1.0	$1.0	$1.0	$1.0	$1.0	$1.0	$1.0	$1.0	$1.0
Market value of assets under management at period end (in billions)	$520	$546	$547	$592	$610	$588	$562	$581	$566	$612	$625	$657
Market value of assets under administration or custody at period end (in billions)	$2,251	$2,295	$2,077	$2,082	$2,324	$2,213	$2,209	$2,276	$2,300	$2,510	$2,611	$2,845
Return on common equity (e)(f)	20%	11%	21%	n/m	25%	13%	22%	19%	19%	20%	17%	20%
Pretax operating margin (e)	35%	21%	32%	n/m	30%	16%	28%	23%	25%	25%	22%	25%

(a)	Results for 2001 include the impact of the amortization of goodwill from purchase acquisitions.
(b)	The cumulative effect of accounting change and income from discontinued operations have not been allocated to any of the Corporation’s reportable sectors.
(c)	Where average deposits are in excess of average loans, average assets include an allocation of investment securities equal to such excess.
(d)	Consolidated average assets includes average assets of discontinued operations (including the assets of the fixed income trading business) of $0.5 billion, $0.4 billion, $0.4 billion and $0.3 billion for the first, second, third and fourth quarter, respectively for 2003; $1.4 billion, $0.9 billion, $0.5 billion and $0.5 billion for the first, second, third and fourth quarter, respectively, of 2002; and $17.2 billion, $15.1 billion, $11.0 billion and $8.0 billion for the first, second, third and fourth quarter, respectively, of 2001.
(e)	On a continuing operations basis.
(f)	Ratios are annualized.
(g)	The third quarter of 2003 includes charges of $50 million associated with severance ($29 million), software and fixed asset write-downs ($18 million) and other expenses ($3 million).

n/m - not meaningful

Note:	In December 2003, the Corporation sold the fixed income trading business of Mellon Investor Services, which had been a part of the Human Resources & Investor Solutions (HR&IS) sector. The results of this business have been removed from the HR&IS sector and accounted for as discontinued operations. And, as a consequence of the repositioning of the HR&IS sector, the results of its online financial planning and advice services were moved from the HR&IS sector to Other Activity; and based on the actions taken by the Bureau of Public Debt that will result in a significant reduction in merchant card activity, the Corporation’s merchant card business was moved from the Treasury Services sector to Other Activity. Prior periods have been reclassified.

MELLON FINANCIAL CORPORATION

CONTINUING OPERATIONS - 12 Quarter Trend

NONINTEREST REVENUE

(dollar amounts in millions unless otherwise noted)	2001				2002				2003
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr
Investment management	$324	$332	$345	$374	$370	$355	$340	$349	$318	$334	$348	$413
Human resources & investor solutions	170	183	168	170	269	264	232	255	240	245	229	230
Institutional trust & custody	101	92	97	102	117	125	122	115	109	116	114	132
Securities lending revenue	23	31	19	24	19	24	16	16	15	22	16	16

Trust and investment fee revenue (a)	618	638	629	670	775	768	710	735	682	717	707	791
Cash management revenue (b)	49	57	59	60	64	67	71	71	72	70	84	83
Foreign exchange revenue	48	42	38	43	35	37	44	30	38	28	42	39
Other trading revenue (c)	7	5	—	5	—	1	4	5	2	—	10	2
Financing-related revenue	40	38	39	(20)	34	38	34	41	32	38	30	41
Equity investment revenue	6	(146)	(17)	(223)	21	(5)	(23)	(21)	3	(18)	3	6
Other revenue (b)	9	17	12	18	10	12	6	31	9	14	27	19

Total fee and other revenue	777	651	760	553	939	918	846	892	838	849	903	981
Gains on the sales of securities	—	—	—	—	—	—	28	31	11	21	18	12

Total noninterest revenue (non-FTE)	$777	$651	$760	$553	$939	$918	$874	$923	$849	$870	$921	$993
FTE impact	10	10	11	9	9	12	10	12	9	12	9	12

Total noninterest revenue (FTE)	$787	$661	$771	$562	$948	$930	$884	$935	$858	$882	$930	$1,005
Fee revenue as a percentage of fee and net interest revenue (FTE)	85%	83%	84%	79%	86%	86%	84%	86%	84%	84%	87%	89%
Trust and investment fee revenue as a percentage of fee and net interest revenue (FTE)	67%	80%	68%	94%	70%	71%	70%	70%	68%	70%	67%	71%
Market value of assets under management at period end (in billions)	$520	$546	$547	$592	$610	$588	$562	$581	$566	$612	$625	$657
Market value of assets under administration or custody at period end (in billions)	$2,251	$2,295	$2,077	$2,082	$2,324	$2,213	$2,209	$2,276	$2,300	$2,510	$2,611	$2,845
S&P 500 Index - period end	1,160	1,224	1,041	1,148	1,147	990	815	880	848	975	996	1,112
S&P 500 Index - daily average	1,273	1,234	1,154	1,115	1,132	1,070	895	887	861	938	1,000	1,056

(a)	Amounts do no necessarily agree with those presented in Business Sectors which include net interest revenue / (expense) and revenue transferred between sectors under revenue transfer agreements. Additionally, sector amounts are reported on a fully taxable equivalent (FTE) basis.
(b)	In the fourth quarter of 2003, merchant card fee revenue was reclassified from cash management revenue to other revenue. Merchant card revenue totaled $3 million, $4 million, $14 million and $16 million in the first, second, third and fourth quarters of 2003, respectively. It totaled $4 million, $4 million, $1 million and $3 million in the first, second, third and fourth quarters of 2002, respectively. It totaled $4 million, $4 million, $3 million and $3 million in the first, second, third and fourth quarters of 2001, respectively. Prior periods have been reclassified.
(c)	In December 2003, the Corporation sold the fixed income trading business of Mellon Investor Services. The results of this business have been removed from Other trading revenue and accounted for as discontinued operations. Prior periods have been reclassified.

Note:	For analytical purposes, the term “fee revenue”, as utilized throughout this report, is defined as total noninterest revenue less gains on the sales of securities.

MELLON FINANCIAL CORPORATION

CONTINUING OPERATIONS - 12 Quarter Trend

OPERATING EXPENSE

	2001				2002				2003
(dollar amounts in millions)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr (b)	4th Qtr
Staff Expense:
Compensation	$265	$264	$269	$310	$324	$322	$321	$349	$326	$323	$349	$327
Incentive (a)	84	84	76	110	111	95	82	98	64	76	87	117
Employee benefits	19	18	18	20	38	38	32	40	59	58	58	58

Total staff expense	368	366	363	440	473	455	435	487	449	457	494	502
Professional, legal and other purchased services	75	78	80	113	82	93	105	106	92	108	108	117
Net occupancy expense	52	53	55	59	63	60	63	60	64	65	68	68
Equipment expense	38	35	40	44	57	52	51	61	54	50	70	58
Business development	30	28	27	32	32	34	32	33	25	25	28	30
Communications expense	22	26	24	23	28	30	25	27	27	29	24	26
Amortization of goodwill	18	18	18	19	—	—	—	—	—	—	—	—
Amortization of other intangible assets	2	1	2	2	3	4	3	5	5	4	5	5
Other expense	18	22	15	39	30	27	37	53	38	40	35	37

Total operating expense (c)	$623	$627	$624	$771	$768	$755	$751	$832	$754	$778	$832	$843

(a)	Effective January 1, 2003, the Corporation began recording an expense for the estimated fair value of stock options using the prospective method under transitional guidance provided in the Statements of Financial Accounting Standards (SFAS) No. 148, “Accounting for Stock-Based Compensation - Transition and Disclosure.”
Stock option expense totaled less than $1 million in the first, second, third and fourth quarters of 2003 and approximately $3 million for the full-year 2003.
(b)	The third quarter of 2003 includes charges related to the Human Resources & Investor Solutions sector of $50 million associated with severance ($29 million), software and fixed asset write-downs ($18 million) and other expenses ($3 million).
(c)	In December 2003, the Corporation sold the fixed income trading business of Mellon Investor Services. The results of this business have been removed and accounted for as discontinued operations. Prior periods have been reclassified.

MELLON FINANCIAL CORPORATION

CONTINUING OPERATIONS - 12 Quarter Trend

PROVISION AND RESERVES FOR CREDIT EXPOSURE

	2001				2002				2003
(dollar amounts in millions)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr
Provision for credit losses	$(15)	$1	$5	$5	$4	$160	$2	$6	$4	$3	$—	$—
Net credit (losses) recoveries (a):
Commercial and financial	(1)	(10)	(2)	(39)	—	—	(84)	6	8	—	2	(1)
Commercial real estate	—	—	—	—	—	—	—	—	1	—	—	—
Consumer credit	—	—	—	(1)	(1)	(4)	(1)	—	—	—	—	1

Subtotal - net credit (losses) recoveries	$(1)	$(10)	$(2)	$(40)	$(1)	$(4)	$(85)	$6	$9	$—	$2	$—
Credit losses on loans transferred to held for sale	—	(10)	(19)	—	(2)	(3)	(30)	(4)	(11)	(2)	—	(3)

Total net credit (losses) recoveries	$(1)	$(20)	$(21)	$(40)	$(3)	$(7)	$(115)	$2	$(2)	$(2)	$2	$(3)

Annualized net credit losses to average loans	0.06%	0.79%	0.89%	1.67%	0.15%	0.26%	4.64%	-0.08%	0.09%	0.11%	-0.12%	0.21%
Reserve for loan losses (b):	$219	$217	$187	$96	$106	$242	$127	$127	$114	$113	$110	$103
Reserve for unfunded commitments (b)	37	19	33	42	32	51	52	52	64	66	71	75

Total reserve for credit exposure	$256	$236	$220	$138	$138	$293	$179	$179	$178	$179	$181	$178
Reserve for loan losses (b):
As a percentage of total loans (b)	2.09%	2.28%	1.89%	1.12%	1.11%	2.47%	1.36%	1.51%	1.46%	1.46%	1.52%	1.37%
As a percentage of nonperforming loans (b)	117%	175%	153%	164%	143%	138%	188%	222%	253%	189%	178%	200%

(a)	Includes credit losses resulting from loan sales. Substantially, all of the net credit losses/recoveries relate to commercial and financial loans.
(b)	At period end.

MELLON FINANCIAL CORPORATION

CONTINUING OPERATIONS - 12 Quarter Trend

NONPERFORMING ASSETS

	2001				2002				2003
(dollar amounts in millions)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr
Nonperforming loans:
Commercial and financial	$183	$121	$121	$56	$69	$160	$55	$54	$42	$57	$60	$49
Consumer credit	2	2	1	2	2	4	5	3	3	3	2	2
Commercial real estate	1	1	1	1	3	11	7	—	—	—	—	—

Total nonperforming loans	186	124	123	59	74	175	67	57	45	60	62	51
Acquired property:
Real estate acquired	6	3	2	2	1	1	2	2	1	1	1	1
Reserve for real estate acquired	—	—	—	—	—	—	—	—	—	—	—	—

Net real estate acquired	6	3	2	2	1	1	2	2	1	1	1	1
Other assets acquired	—	1	1	1	—	—	—	—	—	—	—	—

Total acquired property	6	4	3	3	1	1	2	2	1	1	1	1

Total nonperforming assets	$192	$128	$126	$62	$75	$176	$69	$59	$46	$61	$63	$52

Nonperforming loans as a percentage of total loans	1.78%	1.30%	1.24%	0.69%	0.77%	1.78%	0.72%	0.68%	0.58%	0.77%	0.86%	0.69%
Nonperforming assets as a percentage of total loans and net acquired property	1.84%	1.34%	1.28%	0.72%	0.79%	1.79%	0.74%	0.70%	0.59%	0.79%	0.87%	0.69%
Nonperforming assets as a percentage of Tier I capital plus the reserve for loan losses	6.15%	4.24%	4.74%	2.30%	3.00%	7.55%	3.14%	2.66%	2.01%	2.51%	2.48%	2.09%